Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) dated February 23, 2011, between Intrepid Potash, Inc., a Delaware corporation, having its principal executive offices in Denver, Colorado, (the “Company”) and Robert P. Jornayvaz III (“Executive”).

RECITALS

A.                                    Executive is the current Executive Chairman of the Board and is serving in such capacity on terms and conditions set forth in an employment agreement with the Company that was last amended and restated on May 19, 2010 (the “2010 Employment Agreement”).

B.                                    Executive and the Company wish to amend the 2010 Employment Agreement to change certain terms and conditions of Executive’s employment with the Company.

C.                                    The Company and Executive wish to enter into this Amendment to memorialize such changes to Executive’s employment with the Company.

AGREEMENT

In consideration of the mutual promises and agreements set forth below, the Company and Executive agree as follows:

1.                                       Paragraph 1 of the 2010 Employment Agreement, regarding the contractual term of employment, is hereby amended and restated in its entirety to read as follows:

“                                         1.                                      TERM OF EMPLOYMENT:  Subject to the terms of this Amended Agreement, the Company agrees to continue to employ Executive, and Executive hereby accepts such continued employment, effective as of May 19, 2010 (the “Effective Date”).  Executive’s employment shall be for a term of 35-months, subject to earlier termination as provided in paragraph 4, herein (the “Term”).”

2.                                       Except as expressly modified herein, the terms and conditions of the 2010 Employment Agreement are unchanged and remain in full force and effect.

IN WITNESS WHEREOF, the Company and Executive, intending to be legally bound, have executed this Amendment on the day and year first above written, to be effective for all purposes on such date.

INTREPID POTASH, INC.

By:	/s/ James N. Whyte
	Name:	James N. Whyte
	Title:	Executive Vice President of Human Resources and Risk Management

ROBERT P. JORNAYVAZ III

/s/ Robert P. Jornayvaz III